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                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46923) of VDI Media of our report dated February 23, 1999 appearing on page F-1 of this Form 10-K.

PricewaterhouseCoopers LLP
Costa Mesa, California
March 30, 1999